Exhibit 99.1
THE TRUST STUDENT LOAN POOL
       The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date. The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $4,216,502 to be capitalized as of the statistical disclosure date. Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding. The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans. For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan. The following tables reflect those loan segments within the number of loans. In addition, approximately 45 borrowers have more than one trust student loan.
       The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction. Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferral and forbearance periods.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$1,503,051,813
Aggregate Outstanding Principal Balance—Treasury Bill	$245,118,153
Aggregate Outstanding Principal Balance—Commercial Paper	$1,257,933,661
Number of Borrowers	50,941
Average Outstanding Principal Balance Per Borrower	$29,506
Number of Loans	82,828
Average Outstanding Principal Balance Per Loan—Treasury Bill	$21,213
Average Outstanding Principal Balance Per Loan—Commercial Paper	$17,650
Weighted Average Remaining Term to Scheduled Maturity	250 months
Weighted Average Annual Borrower Interest Rate	5.33%
       We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferral or forbearance periods that may be granted in the future.
       The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments. The weighted average spread, including special allowance payments, to the 91-day Treasury bill rate was 3.11% as of the statistical disclosure date.
       The weighted average spread, including special allowance payments, to the three-month commercial paper rate was 2.64% as of the statistical disclosure date.
       For this purpose, the three-month commercial paper rate is the average of the bond equivalent rates of the three-month commercial paper (financial) rates in effect for each of the days in a calendar quarter as reported by the Federal Reserve in Publication H.15 (or its successor) for that calendar quarter. The 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE

		Aggregate	Percent of Pool
	Number of	Outstanding	by Outstanding
Interest Rates	Loans	Principal Balance	Principal Balance

Less than or equal to 3.00%	3	$70,135	*
3.01% to 3.50%	4,141	64,641,231	4.3%
3.51% to 4.00%	5,139	131,593,894	8.8
4.01% to 4.50%	26,831	422,504,608	28.1
4.51% to 5.00%	26,150	430,742,110	28.7
5.01% to 5.50%	3,655	72,246,456	4.8
5.51% to 6.00%	1,084	25,985,484	1.7
6.01% to 6.50%	1,232	33,273,629	2.2
6.51% to 7.00%	1,359	30,370,979	2.0
7.01% to 7.50%	1,180	27,182,956	1.8
7.51% to 8.00%	4,745	96,503,966	6.4
8.01% to 8.50%	2,474	54,152,797	3.6
Equal to or greater than 8.51%	4,835	113,783,567	7.6

Total	82,828	$1,503,051,813	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.
     We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date. Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

		Aggregate	Percent of Pool
Range of Outstanding	Number of	Outstanding	by Outstanding
Principal Balance	Borrowers	Principal Balance	Principal Balance

Less than $5,000.00	2,241	$5,925,332	0.4%
$ 5,000.00 — $ 9,999.99	7,352	57,489,866	3.8
$10,000.00 — $14,999.99	9,465	118,174,219	7.9
$15,000.00 — $19,999.99	6,944	120,785,440	8.0
$20,000.00 — $24,999.99	5,198	116,140,907	7.7
$25,000.00 — $29,999.99	3,692	101,095,494	6.7
$30,000.00 — $34,999.99	2,854	92,404,419	6.1
$35,000.00 — $39,999.99	2,236	83,753,074	5.6
$40,000.00 — $44,999.99	1,757	74,503,041	5.0
$45,000.00 — $49,999.99	1,422	67,332,247	4.5
$50,000.00 — $54,999.99	1,174	61,633,485	4.1
$55,000.00 — $59,999.99	936	53,761,383	3.6
$60,000.00 — $64,999.99	817	50,950,243	3.4
$65,000.00 — $69,999.99	686	46,294,696	3.1
$70,000.00 — $74,999.99	535	38,755,084	2.6
$75,000.00 — $79,999.99	437	33,829,105	2.3
$80,000.00 — $84,999.99	410	33,786,675	2.2
$85,000.00 — $89,999.99	342	29,892,021	2.0
$90,000.00 — $94,999.99	324	29,959,358	2.0
$95,000.00 — $99,999.99	272	26,543,072	1.8
$100,000.00 and above	1,847	260,042,653	17.3

Total	50,941	$1,503,051,813	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

		Aggregate	Percent of Pool
Number of Months	Number	Outstanding	by Outstanding
Remaining to Scheduled Maturity	of Loans	Principal Balance	Principal Balance

0 to 3	35	$13,977	*
4 to 12	160	247,106	*
13 to 24	397	1,101,600	0.1%
25 to 36	544	2,308,783	0.2
37 to 48	728	4,190,208	0.3
49 to 60	786	5,614,619	0.4
61 to 72	898	7,486,194	0.5
73 to 84	1,281	11,814,902	0.8
85 to 96	980	9,721,100	0.6
97 to 108	3,338	21,690,417	1.4
109 to 120	1,475	15,210,810	1.0
121 to 132	1,336	16,584,678	1.1
133 to 144	15,083	120,713,373	8.0
145 to 156	3,749	37,523,237	2.5
157 to 168	2,949	33,050,924	2.2
169 to 180	2,796	35,044,626	2.3
181 to 192	1,559	23,538,878	1.6
193 to 204	12,276	167,966,006	11.2
205 to 216	3,176	50,034,843	3.3
217 to 228	2,765	47,689,672	3.2
229 to 240	3,013	57,968,474	3.9
241 to 252	1,728	36,219,040	2.4
253 to 264	5,880	134,192,098	8.9
265 to 276	1,545	39,346,892	2.6
277 to 288	1,337	37,033,543	2.5
289 to 300	1,794	52,780,091	3.5
301 to 312	1,228	38,478,829	2.6
313 to 324	4,420	187,777,287	12.5
325 to 336	1,243	59,527,379	4.0
337 to 348	1,046	53,860,293	3.6
349 to 360	1,493	86,183,985	5.7
361 and above	1,790	108,137,952	7.2

Total	82,828	$1,503,051,813	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.
     We have determined the numbers of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferral or forbearance periods that may be granted in the future.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

		Aggregate	Percent of Pool
	Number	Outstanding	by Outstanding
Current Borrower Payment Status	of Loans	Principal Balance	Principal Balance

Deferral	7,121	$138,323,369	9.2%
Forbearance	8,317	213,729,089	14.2
Repayment
First year in repayment	5,537	134,464,693	8.9
Second year in repayment	5,179	105,015,058	7.0
Third year in repayment	7,945	145,626,327	9.7
More than 3 years in repayment	48,729	765,893,277	51.0

Total	82,828	$1,503,051,813	100.0%

       Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date. The borrower:

•	may have temporarily ceased repaying the loan through a deferral or a forbearance period; or

•	may be currently required to repay the loan—repayment.
       The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 41, calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining

Current Borrower Payment Status	Deferral	Forbearance	Repayment

Deferral	16.2	—	264.7
Forbearance	—	4.5	290.1
Repayment	—	—	237.4
       We have determined the scheduled months in status shown in the table without giving effect to any deferral or forbearance periods that may be granted in the future.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

		Aggregate	Percent of Pool
	Number	Outstanding	by Outstanding
State	of Loans	Principal Balance	Principal Balance

Alabama	509	$9,425,327	0.6%
Alaska	160	2,785,050	0.2
Arizona	1,797	33,003,425	2.2
Arkansas	527	9,484,803	0.6
California	9,053	185,877,155	12.4
Colorado	1,446	24,892,634	1.7
Connecticut	1,325	23,444,481	1.6
Delaware	205	4,206,292	0.3
District of Columbia	432	8,072,535	0.5
Florida	4,076	81,841,118	5.4
Georgia	2,318	43,417,518	2.9
Hawaii	278	5,689,309	0.4
Idaho	352	6,111,572	0.4
Illinois	3,552	62,064,579	4.1
Indiana	2,523	39,818,673	2.6
Iowa	540	8,403,555	0.6
Kansas	1,521	22,534,057	1.5
Kentucky	620	9,765,728	0.6
Louisiana	2,250	41,716,587	2.8
Maine	247	4,167,105	0.3
Maryland	2,150	43,167,434	2.9
Massachusetts	3,580	60,233,636	4.0
Michigan	1,677	31,028,795	2.1
Minnesota	1,581	26,794,617	1.8
Mississippi	628	10,992,131	0.7
Missouri	1,986	34,182,040	2.3
Montana	148	2,740,075	0.2
Nebraska	224	3,768,134	0.3
Nevada	500	9,905,806	0.7
New Hampshire	468	7,536,052	0.5
New Jersey	2,472	47,359,794	3.2
New Mexico	248	4,498,554	0.3
New York	7,391	137,441,065	9.1
North Carolina	1,521	25,746,473	1.7
North Dakota	75	1,486,442	0.1
Ohio	262	5,701,255	0.4
Oklahoma	1,900	34,595,418	2.3
Oregon	1,555	27,411,157	1.8
Pennsylvania	3,522	62,851,449	4.2
Rhode Island	221	4,172,961	0.3
South Carolina	625	10,562,785	0.7
South Dakota	79	1,324,348	0.1
Tennessee	1,245	22,979,194	1.5
Texas	7,053	124,021,151	8.3
Utah	277	6,024,906	0.4
Vermont	119	1,729,277	0.1
Virginia	2,447	39,511,856	2.6
Washington	2,912	47,157,056	3.1
West Virginia	380	5,786,017	0.4
Wisconsin	973	17,225,723	1.1
Wyoming	79	1,558,409	0.1
Other	799	16,836,300	1.1

Total	82,828	$1,503,051,813	100.0%

       We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.
       The following table provides certain information about trust student loans with regard to repayment terms.
DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REPAYMENT TERMS AS OF THE STATISTICAL
DISCLOSURE DATE

		Aggregate	Percent of Pool
	Number of	Outstanding	by Outstanding
Loan Repayment Terms	Loans	Principal Balance	Principal Balance

Level Repayment	55,025	$908,133,109	60.4%
Other Repayment Options(1)	27,061	569,732,078	37.9
Income Sensitive(2)	742	25,186,627	1.7

Total	82,828	$1,503,051,813	100.0%

(1)	Includes, among others, graduated repayment and some interest-only period loans.
(2)	Includes some interest-only period loans.
     The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date. If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

		Aggregate	Percent of Pool
	Number	Outstanding	by Outstanding
Loan Type	of Loans	Principal Balance	Principal Balance

Subsidized	40,583	$670,048,057	44.6%
Unsubsidized	42,245	833,003,757	55.4

Total	82,828	$1,503,051,813	100.0%

       The following table provides information about the trust student loans regarding date of disbursement.
DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF THE STATISTICAL
DISCLOSURE DATE

		Aggregate	Percent of Pool
	Number	Outstanding	by Outstanding
Disbursement Date	of Loans	Principal Balance	Principal Balance

September 30, 1993 and earlier	922	$15,847,162	1.1%
October 1, 1993 through June 30, 2006	81,906	1,487,204,652	98.9
July 1, 2006 and later	—	—	—

Total	82,828	$1,503,051,813	100.0%

       Guarantee Agencies for the Trust Student Loans. The eligible lender trustee has entered into a separate guarantee agreement with each of the guarantee agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

       The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor:
DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTEE AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

		Aggregate
		Outstanding	Percent of Pool
	Number of	Principal Balance	by Outstanding
	Loans	of Loans	Principal Balance
Name of Guarantee Agency	Guaranteed	Guaranteed	Guaranteed

American Student Assistance Guarantor	3,725	$57,569,783	3.8%
California Student Aid Commission	1,439	31,266,315	2.1
Colorado Student Loan Program	151	2,718,244	0.2
Great Lakes Higher Education Corporation	659	16,378,530	1.1
Illinois Student Assistance Commission	3,017	50,294,879	3.3
Iowa College Student Aid Commission	414	6,353,316	0.4
Kentucky Higher Education Assistance Authority	352	4,684,108	0.3
Louisiana Student Financial Assistance Commission	966	14,140,164	0.9
Michigan Higher Education Assistance Authority	943	14,944,129	1.0
Montana Guaranteed Student Loan Program	9	200,320	*
New Jersey Higher Education Assistance Authority	2,866	41,224,352	2.7
New York State Higher Education Services Corporation	9,992	167,457,350	11.1
Northwest Education Loan Association	6,097	99,874,475	6.6
Oklahoma State Regents for Higher Education	2,013	32,484,259	2.2
Pennsylvania Higher Education Assistance Agency	7,222	121,307,975	8.1
State Council of Higher Education for Virginia	786	12,509,247	0.8
Student Loan Guarantee Foundation of Arkansas, Inc.	349	5,839,577	0.4
Tennessee Student Assistance Corporation	923	16,046,972	1.1
Texas Guaranteed Student Loan Corporation	6,323	115,393,220	7.7
United Student Aid Funds, Inc.	34,582	692,364,598	46.1

Total	82,828	$1,503,051,813	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.